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                                                                   EXHIBIT 10.11
                                 AMENDMENT No. 7

                                       to

                     THE AMETEK RETIREMENT AND SAVINGS PLAN



         WHEREAS, there was adopted and made effective as of October 1, 1984, The AMETEK Retirement and Savings Plan (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

         WHEREAS, effective as of January 1, 1997, the employees of the Dixson Division became eligible to be Retirement Participants subject to certain requirements and whereas AMETEK desires to document this participation by the inclusion of a separate paragraph in Appendix I of the Plan; and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Appendix I to the Plan is amended by adding a new Section 6 to the end thereof to read in its entirety as follows:

                  "6. Effective January 1, 1997, employees of the Dixson Division are eligible to be Retirement Participants, subject to the Entry Date requirements set forth in Section 2.2(b) of the Plan. Solely for purposes of determining Employer Retirement Contributions and Employer Incentive Retirement Contributions, Years of Service shall mean Periods of Service as an employee of the Company or its Affiliates."

                  SECOND: The provisions of this Amendment No. 7 shall be effective as of January 1, 1999.


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                  IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 31st day of March, 1999.


                                             AMETEK, Inc.

                                             By:   /s/ Donna F. Winquist
                                                  ---------------------------

Attest:


/s/ Kathryn E. Londra
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